UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21670

Eaton Vance Enhanced Equity Income Fund II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Enhanced Equity Income Fund II (EOS) Annual Report December 31, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0875 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2012

Eaton Vance

Enhanced Equity Income Fund II

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	4

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	25

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Snapshot at December 31, 2012[5]

Objective	The primary investment objective is to provide current income, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a portfolio of primarily large- and mid-cap securities that the investment adviser believes have above-average growth and financial strength and writes call options on individual securities to generate current earnings from the option premium.

Options Strategy	Write Single Stock Covered Calls

Equity Benchmark[2]	Russell 1000 Growth Index

Morningstar Category	Large Growth

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	77

% US / Non-US	96.7/3.3

Avg. Market Cap	$66.3 Billion

Call Options

% Portfolio with Call Options	58

Average Days to Expiration	32 days

Weighted Average %	3.24%
of Strike Prices:	out-of-the-money

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Management’s Discussion of Fund Performance1— continued

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Enhanced Equity Income Fund II (the Fund) had a total return of 12.13% at net asset value (NAV), underperforming the 15.26% return of the Fund’s common stock benchmark, the Russell 1000 Growth Index (the Index)2, and outperforming the returns of the Fund’s options benchmarks, the CBOE S&P 500 BuyWrite Index and the CBOE NASDAQ-100 BuyWrite Index, which returned 5.20% and 3.39%, respectively. While the Fund’s underlying common stock portfolio underperformed the common stock Index during the period, the Fund’s options overlay strategy was a larger detractor from Fund performance relative to the Index.

In the Fund’s underlying common stock portfolio, stock selection in the health care sector detracted from Fund performance relative to the Index during the period. Within the sector, stock selection in health care equipment and supplies and in health care technology held back relative Fund returns versus the Index during the period, as did stock selection and an overweight position in pharmaceuticals. In a generally rising market during the period, the Fund’s cash position weighed on relative Fund performance versus the Index as well.

In contrast, stock selection and an overweight in the information technology (IT) sector, stock selection and an underweight in the consumer staples sector, and stock selection in the consumer discretionary sector all helped Fund performance relative to the Index during the period. Within IT, stock selection in Internet software & services as well as an underweight in semiconductors & semiconductor equipment contributed to Fund returns versus the Index. Stock selection in food & staples retailing and an overweighting in tobacco stocks contributed to relative Fund performance versus the Index in the consumer staples sector. In the consumer discretionary sector, relative Fund returns versus the Index were buoyed by stock selection and an overweight in Internet & catalog retail and stock selection in multiline retail.

The Fund employs an options strategy of writing (selling) call options on individual securities in its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and enhance current income, can be beneficial during periods of market weakness such as we experienced in May of 2012, but may detract from

Fund performance versus the Index during periods of market strength. When the market was trending upward, as it was for much of the fiscal year, the Fund’s writing of call options held back Fund returns versus the Index, as premium income was relatively low and some short calls ended in losses. For the 12-month period as a whole, the Fund’s options program hurt relative Fund returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT and Michael A. Allison, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	01/31/2005	12.13%	1.69%	4.65%
Fund at Market Price	—	12.74	0.86	2.88
Russell 1000 Growth Index	01/31/2005	15.26%	3.12%	5.68%
CBOE S&P 500 BuyWrite Index	01/31/2005	5.20	1.13	3.75
CBOE NASDAQ-100 BuyWrite Index	01/31/2005	3.39	0.26	2.39

% Premium/Discount to NAV
				–12.64%

Distributions[3]
Total Distributions per share for the period				$1.059
Distribution Rate at NAV				8.79%
Distribution Rate at Market Price				10.06%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Apple, Inc.	7.0%
International Business Machines Corp.	4.1
Google, Inc., Class A	3.8
Philip Morris International, Inc.	3.5
Coca-Cola Co. (The)	3.3
QUALCOMM, Inc.	3.2
Amazon.com, Inc.	3.1
Microsoft Corp.	3.0
Danaher Corp.	2.3
Monsanto Co.	2.1
Total	35.4%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000 Growth Index is an unmanaged index of U.S. large-cap growth stocks. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.
[5]	The following terms as used in the Fund snapshot:

Average Market Cap: The average market capitalization of the companies that have issued the common stocks owned by a Fund. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out-of-the-Money: For a call option on common stock, the extent to which the exercise price of the option exceeds the current price of the stock.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

On August 6, 2012, the Fund’s Board of Trustees adopted a share repurchase program for the Fund and authorized it to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. Establishing the repurchase program does not obligate the Fund to purchase specific amounts of shares. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

5

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Portfolio of Investments

Common Stocks — 99.1%(1)

Security	Shares	Value

Aerospace & Defense — 2.9%
Boeing Co. (The)	102,686	$7,738,417
United Technologies Corp.	110,273	9,043,489

		$16,781,906

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	61,728	$4,551,205

		$4,551,205

Beverages — 4.2%
Beam, Inc.	87,921	$5,371,094
Coca-Cola Co. (The)	517,026	18,742,192

		$24,113,286

Biotechnology — 3.6%
Celgene Corp.(2)	114,686	$9,028,082
Gilead Sciences, Inc.(2)	154,526	11,349,935

		$20,378,017

Capital Markets — 0.6%
Walter Investment Management Corp.(2)	75,712	$3,257,130

		$3,257,130

Chemicals — 5.5%
Air Products and Chemicals, Inc.	45,828	$3,850,469
Ecolab, Inc.	110,560	7,949,264
LyondellBasell Industries NV, Class A	65,442	3,736,084
Monsanto Co.	124,971	11,828,505
PPG Industries, Inc.	32,341	4,377,354

		$31,741,676

Commercial Banks — 1.4%
PNC Financial Services Group, Inc.	49,540	$2,888,678
Wells Fargo & Co.	141,318	4,830,249

		$7,718,927

Communications Equipment — 3.1%
QUALCOMM, Inc.	289,528	$17,956,527

		$17,956,527

Security	Shares	Value

Computers & Peripherals — 6.9%
Apple, Inc.	74,346	$39,628,648

		$39,628,648

Consumer Finance — 1.2%
American Express Co.	123,410	$7,093,607

		$7,093,607

Diversified Telecommunication Services — 0.8%
CenturyLink, Inc.	45,740	$1,789,349
Verizon Communications, Inc.	67,343	2,913,931

		$4,703,280

Electrical Equipment — 1.1%
Emerson Electric Co.	113,627	$6,017,686

		$6,017,686

Energy Equipment & Services — 1.4%
Schlumberger, Ltd.	113,844	$7,888,251

		$7,888,251

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	69,157	$6,830,637
CVS Caremark Corp.	30,765	1,487,488

		$8,318,125

Food Products — 0.4%
Hershey Co. (The)	21,441	$1,548,469
Kraft Foods Group, Inc.	12,691	577,060

		$2,125,529

Health Care Equipment & Supplies — 1.9%
Covidien PLC	111,929	$6,462,780
Varian Medical Systems, Inc.(2)	64,178	4,507,863

		$10,970,643

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	103,025	$9,087,835

		$9,087,835

Household Products — 1.8%
Colgate-Palmolive Co.	98,091	$10,254,433

		$10,254,433

6	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.3%
Danaher Corp.	237,462	$13,274,126

		$13,274,126

Insurance — 0.5%
AmTrust Financial Services, Inc.	103,787	$2,977,649

		$2,977,649

Internet & Catalog Retail — 3.0%
Amazon.com, Inc.(2)	69,039	$17,338,454

		$17,338,454

Internet Software & Services — 8.3%
eBay, Inc.(2)	217,809	$11,112,615
Equinix, Inc.(2)	21,622	4,458,457
Google, Inc., Class A(2)	30,660	21,749,284
Rackspace Hosting, Inc.(2)	52,638	3,909,424
VeriSign, Inc.(2)	163,990	6,366,092

		$47,595,872

IT Services — 6.6%
Accenture PLC, Class A	149,846	$9,964,759
International Business Machines Corp.	123,079	23,575,783
Teradata Corp.(2)	18,883	1,168,669
Visa, Inc., Class A	20,023	3,035,086

		$37,744,297

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	77,873	$3,188,121

		$3,188,121

Machinery — 1.6%
Deere & Co.	103,764	$8,967,285

		$8,967,285

Media — 3.8%
Comcast Corp., Class A	199,435	$7,454,880
Lions Gate Entertainment Corp.(2)	140,617	2,306,119
Virgin Media, Inc.	87,877	3,229,480
Walt Disney Co. (The)	177,235	8,824,531

		$21,815,010

Security	Shares	Value

Multiline Retail — 3.6%
Dollar General Corp.(2)	199,170	$8,781,405
Macy’s, Inc.	192,125	7,496,718
Target Corp.	73,031	4,321,244

		$20,599,367

Oil, Gas & Consumable Fuels — 4.3%
ConocoPhillips	64,100	$3,717,159
EOG Resources, Inc.	27,831	3,361,706
Exxon Mobil Corp.	106,736	9,238,001
Phillips 66	29,550	1,569,105
Range Resources Corp.	103,940	6,530,550

		$24,416,521

Pharmaceuticals — 5.2%
Perrigo Co.	72,236	$7,514,711
Pfizer, Inc.	235,524	5,906,942
Roche Holding AG PC	14,982	3,029,078
Shire PLC ADR	60,628	5,588,689
Watson Pharmaceuticals, Inc.(2)	92,729	7,974,694

		$30,014,114

Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	46,913	$3,624,968
AvalonBay Communities, Inc.	13,100	1,776,229
Public Storage, Inc.	27,040	3,919,718

		$9,320,915

Road & Rail — 2.3%
Kansas City Southern	112,904	$9,425,226
Union Pacific Corp.	28,341	3,563,030

		$12,988,256

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.	79,170	$3,329,890
Broadcom Corp., Class A	47,315	1,571,331
Cypress Semiconductor Corp.(2)	52,743	571,734

		$5,472,955

Software — 4.8%
Microsoft Corp.	637,001	$17,027,037
Oracle Corp.	312,254	10,404,303

		$27,431,340

7	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 3.6%
Home Depot, Inc. (The)	83,834	$5,185,133
TJX Companies, Inc. (The)	143,018	6,071,114
Urban Outfitters, Inc.(2)	240,312	9,458,680

		$20,714,927

Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	134,986	$6,965,278

		$6,965,278

Tobacco — 3.5%
Philip Morris International, Inc.	238,972	$19,987,618

		$19,987,618

Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., Class B	73,188	$3,331,518

		$3,331,518

Total Common Stocks (identified cost $401,678,773)		$566,730,334

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$1,527	$1,526,911

Total Short-Term Investments (identified cost $1,526,911)		$1,526,911

Total Investments — 99.3% (identified cost $403,205,684)		$568,257,245

Covered Call Options Written — (1.0)%

Security	Number of Contracts	Strike Price	Expiration Date	Value

Accenture PLC, Class A	750	$72.50	1/19/13	$(3,750)
Agilent Technologies, Inc.	470	41.00	2/16/13	(78,490)
Air Products and Chemicals, Inc.	275	85.00	2/16/13	(48,813)
Amazon.com, Inc.	210	255.00	1/19/13	(95,550)
Amazon.com, Inc.	135	260.00	1/19/13	(36,315)
American Express Co.	620	57.50	1/19/13	(73,160)
American Tower Corp.	285	77.50	2/16/13	(44,887)
Analog Devices, Inc.	400	41.00	1/19/13	(61,000)
Apple, Inc.	375	600.00	1/19/13	(60,750)
Apple, Inc.	295	550.00	2/16/13	(645,313)

Security	Number of Contracts	Strike Price	Expiration Date	Value

Boeing Co. (The)	620	$77.50	2/16/13	$(80,600)
Broadcom Corp., Class A	240	33.00	1/19/13	(24,240)
Celgene Corp.	575	80.00	1/19/13	(69,000)
CenturyLink, Inc.	405	39.00	1/19/13	(24,300)
Coca-Cola Co. (The)	2,585	37.50	1/19/13	(40,067)
Colgate-Palmolive Co.	490	110.00	1/19/13	(3,920)
Comcast Corp., Class A	1,035	38.00	1/19/13	(41,917)
Comcast Corp., Class A	760	38.00	2/16/13	(69,540)
ConocoPhillips	325	57.50	1/19/13	(41,925)
Costco Wholesale Corp.	415	100.00	2/16/13	(85,698)
Covidien PLC	560	57.50	1/19/13	(58,800)
CVS Caremark Corp.	250	47.00	2/16/13	(51,625)
Danaher Corp.	1,190	55.00	1/19/13	(181,475)
Deere & Co.	520	87.50	1/19/13	(59,020)
eBay, Inc.	1,090	52.50	1/19/13	(122,080)
eBay, Inc.	870	55.00	2/16/13	(77,430)
Ecolab, Inc.	665	70.00	1/19/13	(152,950)
EOG Resources, Inc.	140	120.00	1/19/13	(52,150)
Equinix, Inc.	110	210.00	1/19/13	(37,950)
Exxon Mobil Corp.	640	95.00	1/19/13	(1,280)
Gilead Sciences, Inc.	775	77.50	1/19/13	(36,812)
Google, Inc., Class A	185	725.00	2/16/13	(384,800)
Hershey Co. (The)	175	75.00	2/16/13	(11,200)
Home Depot, Inc. (The)	505	62.50	1/19/13	(48,732)
International Business Machines Corp.	615	195.00	1/19/13	(95,325)
International Business Machines Corp.	495	200.00	2/16/13	(79,695)
Kansas City Southern	680	85.00	2/16/13	(171,700)
Lions Gate Entertainment Corp.	705	17.00	1/19/13	(12,337)
LyondellBasell Industries NV, Class A	395	57.50	2/16/13	(87,888)
Macy’s, Inc.	1,155	42.00	1/19/13	(22,522)
McDonald’s Corp.	620	90.00	2/16/13	(79,360)
Microsoft Corp.	3,185	29.00	1/19/13	(14,332)
Microsoft Corp.	1,915	28.00	2/16/13	(73,728)
Monsanto Co.	500	97.50	2/16/13	(88,000)
NIKE, Inc., Class B	810	52.50	2/16/13	(97,200)
Oracle Corp.	1,245	35.00	2/16/13	(44,820)
Perrigo Co.	410	105.00	1/19/13	(58,425)
Pfizer, Inc.	1,180	25.00	1/19/13	(51,920)
Philip Morris International, Inc.	1,195	85.00	2/16/13	(201,358)
Phillips 66	150	55.00	1/19/13	(13,125)
PNC Financial Services Group, Inc.	300	60.00	2/16/13	(35,400)
PPG Industries, Inc.	165	135.00	1/19/13	(55,688)
Public Storage, Inc.	135	145.00	2/16/13	(47,925)
QUALCOMM, Inc.	870	65.00	1/19/13	(33,495)

8	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Portfolio of Investments — continued

Security	Number of Contracts	Strike Price	Expiration Date	Value

QUALCOMM, Inc.	1,740	$65.00	2/16/13	$(230,550)
Rackspace Hosting, Inc.	320	75.00	1/19/13	(59,200)
Range Resources Corp.	520	72.50	1/19/13	(3,900)
Rogers Communications, Inc., Class B	370	45.00	1/19/13	(31,450)
Schlumberger, Ltd.	570	72.50	2/16/13	(76,095)
Shire PLC ADR	305	95.00	2/16/13	(67,100)
Target Corp.	440	60.00	2/16/13	(53,900)
TJX Companies, Inc. (The)	1,430	42.50	1/19/13	(132,275)
Union Pacific Corp.	145	125.00	1/19/13	(40,600)
United Parcel Service, Inc., Class B	310	75.00	1/19/13	(17,205)
United Technologies Corp.	665	82.50	2/16/13	(133,998)
Urban Outfitters, Inc.	1,205	40.00	1/19/13	(114,475)
Varian Medical Systems, Inc.	325	70.00	1/19/13	(48,750)
VeriSign, Inc.	810	42.25	1/19/13	(14,175)
Verizon Communications, Inc.	340	44.00	2/16/13	(19,210)
Virgin Media, Inc.	440	35.00	1/19/13	(89,100)
Visa, Inc., Class A	100	150.00	1/19/13	(36,750)
Walt Disney Co. (The)	1,065	50.00	2/16/13	(164,543)
Watson Pharmaceuticals, Inc.	745	90.00	2/16/13	(115,475)
Wells Fargo & Co.	1,275	35.00	2/16/13	(96,900)

Total Covered Call Options Written (premiums received $7,700,699)				$(5,815,433)

Other Assets, Less Liabilities — 1.7%				$9,594,522

Net Assets — 100.0%				$572,036,334

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	A portion of each applicable common stock for which a written call option is outstanding at December 31, 2012 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

9	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $401,678,773)	$566,730,334
Affiliated investment, at value (identified cost, $1,526,911)	1,526,911
Dividends receivable	471,622
Interest receivable from affiliated investment	384
Receivable for investments sold	10,804,698
Tax reclaims receivable	88,108
Total assets	$579,622,057

Liabilities
Written options outstanding, at value (premiums received, $7,700,699)	$5,815,433
Payable for investments purchased	562,345
Payable for Fund shares repurchased	574,336
Payable to affiliates:
Investment adviser fee	488,340
Trustees’ fees	5,928
Accrued expenses	139,341
Total liabilities	$7,585,723
Net Assets	$572,036,334

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 47,862,923 shares issued and outstanding	$478,629
Additional paid-in capital	577,443,669
Accumulated net realized loss	(172,846,070)
Accumulated undistributed net investment income	8,978
Net unrealized appreciation	166,951,128
Net Assets	$572,036,334

Net Asset Value
($572,036,334 ÷ 47,862,923 common shares issued and outstanding)	$11.95

10	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $42,588)	$8,791,552
Interest income allocated from affiliated investment	25,448
Expenses allocated from affiliated investment	(3,461)
Total investment income	$8,813,539

Expenses
Investment adviser fee	$5,919,539
Trustees’ fees and expenses	24,477
Custodian fee	280,514
Transfer and dividend disbursing agent fees	18,703
Legal and accounting services	77,171
Printing and postage	227,882
Miscellaneous	86,582
Total expenses	$6,634,868
Deduct —
Reduction of custodian fee	$71
Total expense reductions	$71

Net expenses	$6,634,797

Net investment income	$2,178,742

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$20,108,769
Investment transactions allocated from affiliated investment	332
Written options	(16,271,289)
Foreign currency transactions	(3,641)
Net realized gain	$3,834,171
Change in unrealized appreciation (depreciation) —
Investments	$54,660,024
Written options	(217,012)
Foreign currency	2,492
Net change in unrealized appreciation (depreciation)	$54,445,504

Net realized and unrealized gain	$58,279,675

Net increase in net assets from operations	$60,458,417

11	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$2,178,742	$1,505,269
Net realized gain from investment transactions, written options, and foreign currency transactions	3,834,171	9,505,585
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	54,445,504	(9,804,235)
Net increase in net assets from operations	$60,458,417	$1,206,619
Distributions to shareholders —
From net investment income	$(5,666,769)	$(1,498,577)
Tax return of capital	(45,608,195)	(52,153,882)
Total distributions	$(51,274,964)	$(53,652,459)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(6,774,225)	$—
Net decrease in net assets from capital share transactions	$(6,774,225)	$—

Net increase (decrease) in net assets	$2,409,228	$(52,445,840)

Net Assets
At beginning of year	$569,627,106	$622,072,946
At end of year	$572,036,334	$569,627,106

Accumulated undistributed net investment income included in net assets
At end of year	$8,978	$3,653

12	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$11.750	$12.830	$13.040	$12.080	$19.500

Income (Loss) From Operations
Net investment income(1)	$0.045	$0.031	$0.067	$0.083	$0.066
Net realized and unrealized gain (loss)	1.195	(0.005)	1.135	2.605	(5.758)

Total income (loss) from operations	$1.240	$0.026	$1.202	$2.688	$(5.692)

Less Distributions
From net investment income	$(0.117)	$(0.031)	$(0.066)	$(0.082)	$(0.030)
Tax return of capital	(0.942)	(1.075)	(1.346)	(1.646)	(1.698)

Total distributions	$(1.059)	$(1.106)	$(1.412)	$(1.728)	$(1.728)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.019	$—	$—	$—	$—

Net asset value — End of year	$11.950	$11.750	$12.830	$13.040	$12.080

Market value — End of year	$10.440	$10.210	$12.210	$14.320	$10.670

Total Investment Return on Net Asset Value(2)	12.13%	1.06%	10.19%	25.19%	(30.44)%

Total Investment Return on Market Value(2)	12.74%	(7.73)%	(4.51)%	55.65%	(32.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$572,036	$569,627	$622,073	$628,195	$578,075
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.12%	1.14%	1.13%	1.15%	1.10%
Net investment income	0.37%	0.25%	0.53%	0.69%	0.41%
Portfolio Turnover	45%	67%	49%	61%	141%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $172,153,712, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($12,222,800) and December 31, 2017 ($159,930,912). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2012.

14

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Notes to Financial Statements — continued

During the year ended December 31, 2012, a capital loss carryforward of $3,566,475 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

15

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$5,666,769	$1,498,577
Tax return of capital	$45,608,195	$52,153,882

During the year ended December 31, 2012, accumulated net realized loss was decreased by $73,123, accumulated distributions in excess of net investment income was decreased by $3,493,352 and paid-in capital was decreased by $3,566,475 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), foreign currency gain (loss), investments in partnerships and the tax treatment of distributions from current year earnings and profits. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(172,153,712)
Net unrealized appreciation	$166,267,748

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, options straddles, return of capital distributions from securities and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Fund’s investment adviser fee amounted to $5,919,539. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $260,897,584 and $305,679,814, respectively, for the year ended December 31, 2012.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2012 and December 31, 2011.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). During the year ended December 31, 2012, the Fund repurchased 629,900 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $6,774,225 and an average price of $10.75 per share. The weighted average discount per share to NAV on these repurchases amounted to 11.73%.

16

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Notes to Financial Statements — continued

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$403,889,064

Gross unrealized appreciation	$164,682,775
Gross unrealized depreciation	(314,594)

Net unrealized appreciation	$164,368,181

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2012 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	46,235	$8,827,806
Options written	327,280	53,114,677
Options terminated in closing purchase transactions	(186,674)	(32,496,547)
Options exercised	(3,256)	(340,836)
Options expired	(134,800)	(21,404,401)

Outstanding, end of year	48,785	$7,700,699

At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(5,815,433	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

17

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$(16,271,289	)(1)	$(217,012	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$96,520,871	$—		$—	$96,520,871
Consumer Staples	64,798,991	—		—	64,798,991
Energy	32,304,772	—		—	32,304,772
Financials	30,368,228	—		—	30,368,228
Health Care	61,521,817	3,029,078		—	64,550,895
Industrials	62,580,464	—		—	62,580,464
Information Technology	175,829,639	—		—	175,829,639
Materials	31,741,676	—		—	31,741,676
Telecommunication Services	8,034,798	—		—	8,034,798

Total Common Stocks	$563,701,256	$3,029,078	*	$—	$566,730,334

Short-Term Investments	$—	$1,526,911		$—	$1,526,911

Total Investments	$563,701,256	$4,555,989		$—	$568,257,245

Liability Description
Covered Call Options Written	$(5,815,433)	$—		$—	$(5,815,433)

Total	$(5,815,433)	$—		$—	$(5,815,433)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

18

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund II:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund II as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

19

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $9,326,215, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

20

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2012, Fund records indicate that there are 26 registered shareholders and approximately 36,163 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOS.

22

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 2 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2015. 3 years. Trustee since 2004.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. 3 years. Trustee since 2004.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class II Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2004.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2013. 1 year. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Trustee since 2005. Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years

Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

25

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2426-2/13	CE-EEIF2SRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$43,200	$45,170
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,810	$19,670
All Other Fees(3)	$1,200	$0

Total	$63,210	$64,840

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/11	12/31/12
Registrant	$20,010	$19,670
Eaton Vance[1]	$334,561	$615,489

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and a co-portfolio manager for other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee. He first joined Eaton Vance’s equity group in 2000.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	9	$9,264.5		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Michael A. Allison
Registered Investment Companies	7	$14,432.9		0	$0
Other Pooled Investment Vehicles	14	$6,554.3	(1)	0	$0
Other Accounts	0	$0		0	$0

(1)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Programs*
August 2012	—	—	—	4,849,282
September 2012	161,300	$11.13	161,300	4,687,982
October 2012	104,700	$11.12	266,000	4,583,282
November 2012	58,500	$10.49	324,500	4,524,782
December 2012	305,400	$10.48	629,900	4,219,382
Total	629,900	$10.75

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 11, 2013

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013